Eaton Vance Michigan Municipals Fund Supplement to Prospectus dated March 30, 2007

As of the date of this supplement, Class B shares of the Eaton Vance Michigan Municipals Fund are no longer available for purchase or exchange.

June 4, 2007                                                                              MIPS